Exhibit 32

                Certification Required by 18 U.S.C. Section 1350

In connection with the Quarterly Report of Global Payment Technologies, Inc. (the "Registrant") on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


                                          s/William L. McMahon
                                          --------------------------------------
                                          William L. McMahon
                                          President and Chief Executive Officer


                                          s/William L. McMahon
                                          --------------------------------------
                                          William L. McMahon
                                          Chief Financial Officer

Date: August 20, 2007
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A signed original of this written statement  required by 18 U.S.C.  Section 1350 has been provided to Global Payment Technologies, Inc. and will be retained by Global Payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.